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                                                                    EXHIBIT 10.2

                        [GEOCAN ENERGY INC. LETTERHEAD]

       DATE:               APRIL 1, 2000

TO:               ALL GEOCAN EMPLOYEES, CONTRACTOR, AND CONSULTANTS

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FROM:            BRAD FARRIS - CHIEF FINANCIAL OFFICER
FAX NO.:         (403) 261-3834
TEL. NO.:        (403) 261-3851

RE:     GEOCAN ENERGY INC. EMPLOYEE STOCK PURCHASE PLAN

THE COMPANY HAS BEEN IN ONGOING DISCUSSIONS WITH VARIOUS BROKERAGE HOUSES CONCERNING AN EMPLOYEE STOCK PURCHASE PLAN. WE HAVE RECENTLY SELECTED ROGERS & PARTNERS AS WELL AS RESEARCH CAPITAL CORPORATION TO INITIATE THE PLAN. THE INTENT OF THE PLAN IS TO ALLOW GEOCAN EMPLOYEES, CONSULTANTS AND CONTRACTORS ("THE EMPLOYEES") THAT TAKE AN ACTIVE ROLE IN THE GROWTH OF THE COMPANY TO BE ABLE TO SHARE IN THE SUCCESS OF THE COMPANY THROUGH THIS ONGOING STOCK PURCHASE PLAN. YOUR PARTICIPATION IS OPTIONAL AND THE PLAN IS SETUP AS FOLLOWS;

1. THE PLAN WILL ALLOW EACH EMPLOYEE TO CONTRIBUTE 8% OR 4% OF THEIR MONTHLY SALARY, CONSULTING AND CONTRACTOR INVOICE TOWARD THE PURCHASE OF GEOCAN STOCK. THE STOCK WILL BE PURCHASED ON THE OPEN MARKET.

2. THE COMPANY WILL THEN MATCH THE EMPLOYEE CONTRIBUTION AT $0.50 ON THE $1.00 OR 4% ON AN 8% EMPLOYEE CONTRIBUTION, 2% ON A 4% EMPLOYEE CONTRIBUTION.

3. THE PLAN WILL BE ADMINISTERED BY ROGERS & PARTNERS AND RESEARCH CAPITAL THROUGH A CORPORATE ACCOUNT IN THE NAME OF GEOCAN ENERGY INC.

4. THE PLAN WILL TAKE EFFECT WITH THE APRIL 2000 PAY PERIOD, WITH EMPLOYEE CONTRIBUTIONS BEING RETAINED FROM MONTH END SALARY, CONSULTING FEES OR CONTRACTOR INVOICES.

5. AT THE END OF EACH MONTH THE TOTAL EMPLOYEE/EMPLOYER WILL BE FORWARDED TO EACH BROKER TO BE USED THROUGHOUT THE MONTH TO PURCHASE GEOCAN STOCK THROUGH AN OPEN ORDER. THE CONTRIBUTION WILL BE INCLUSIVE OF BROKER COMMISSION.

6. THE EMPLOYER CONTRIBUTION WILL BE A TAXABLE BENEFIT TO THE EMPLOYEE AND GEOCAN WILL THEREFORE ISSUE T4A'S AT YEAREND.

7. AS CFO, I WILL MONITOR THE CONTRIBUTIONS AND SPLITS AMONG THE EMPLOYEES HERE AT GEOCAN, FORWARDING THE TOTAL CONTRIBUTION TO ROGERS & RESEARCH EACH MONTH.






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8.   WHILE THE EMPLOYEES WILL BE GIVEN THE OPTION OF TERMINATING THEIR
     INVOLVEMENT IN THE PLAN AT ANY TIME, IF THEY ELECT TO DO SO PRIOR TO FEBRUARY 1ST 2001 THEY WILL FORFEIT THE COMPANY CONTRIBUTION. FORFEITED COMPANY CONTRIBUTIONS WILL BE RETAINED IN THE PLAN AND REDISTRIBUTED AMONG THE EMPLOYEES REMAINING IN THE PLAN.

9.   THE PLAN WILL BE A NON-RRSP PLAN.  EACH EMPLOYEE IS FREE TO;

         o TRANSFER HIS/HER ANNUAL CONTRIBUTION ALONG WITH THE EMPLOYER CONTRIBUTION INTO THEIR OWN RRSP AFTER FEBRUARY 1ST EACH YEAR,

         o WITHDRAW ALL FUNDS AT THEIR DISCRETION FOR THEIR OWN USE AFTER MARCH 31ST EACH YEAR;

         o  ROLL THE CONTRIBUTIONS OVER WITHIN THE PLAN FOR ANOTHER YEAR.

10. EMPLOYEES THAT ELECT TO TERMINATE THEIR INVOLVEMENT IN THE PLAN WILL NOT BE ABLE TO RE-ENTER THE PLAN FOR SIX MONTHS FROM THE DATE THEY ELECT TO EXIT THE PLAN.

11. FRACTIONAL SHARES AT YEAR-END WILL BE RETAINED IN THE PLAN FOR EASE OF ADMINISTRATION.

EMPLOYEES ARE ASKED TO FORMALLY SIGN ONTO THE PLAN PRIOR TO APRIL 1, 2000 FOR THIS UPCOMING YEAR BY SIGNING AND RETURNING THIS ACCEPTANCE FORM BY MARCH 31ST, 2000. PLEASE SIGN AND DATE THIS SCHEDULE INCLUDING YOUR SOCIAL INSURANCE NUMBER. RETURN THE FORM TO MY ATTENTION. SHOULD YOU HAVE ANY QUESTION CONCERNING THE PLAN, FEEL FREE TO COME SEE ME OR CALL ME AT 403-261-3851.

REGARDS

GEOCAN ENERGY INC.




BRAD J.S. FARRIS M.EC
CHIEF FINANCIAL OFFICER & DIRECTOR






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GEOCAN ENERGY INC. EMPLOYEE STOCK PURCHASE PLAN

ACCEPTANCE FORM

THE UNDERSIGNED HEREBY ELECTS TO PARTICIPATE IN THE GEOCAN ENERGY INC. EMPLOYEE STOCK PURCHASE PLAN;

% OF EMPLOYEE CONTRIBUTION (8% OR 4%)
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SIGNATURE
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PRINT NAME
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SIN NO.
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DATED
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WITNESSED
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